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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of earliest event reported): May 17, 2000
                                                           ------------



                  PROFESSIONAL TRANSPORTATION GROUP LTD., INC.
                  --------------------------------------------
                            (Exact name of registrant
                          as specified in its charter)




        Georgia                 000-22571                 58-1915632
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    (State or other             (Commission               (I.R.S. Employer
    jurisdiction of             File Number)              Identification No.)
    incorporation)




   1950 Spectrum Circle, Suite B-100, Marietta, Georgia         30067
----------------------------------------------------------------------------
            (Address of principal executive offices)         (Zip Code)




       Registrant's telephone number, including area code: (678) 264-0400
                                                           --------------




         (Former name or former address, if changed since last report.)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On May 17, 2000, Professional Transportation Group Ltd., Inc. (the Company") acquired Dedicated Transportation Services, Inc., a California corporation ("Dedicated"). Dedicated, based in the Los Angeles, California metropolitan area, is a time-definite less-than-truckload transportation and logistics services company serving the 48 contiguous U.S. state.

         Dedicated was acquired pursuant to an Agreement and Plan of Merger dated May 17, 2000 by and among, the Company, DTSI Acquisition, Inc., a wholly-owned subsidiary of the Company ("DTSI Acquisition"), Dedicated and the stockholders of Dedicated. Under this agreement, Dedicated merged with and into DTSI Acquisition. Under the terms of the agreement, the stockholders of Dedicated received 930,000 shares of the Company's common stock and the right to receive an additional 930,000 shares of common stock on or before September 1, 2000. Because the aggregate number of shares being issued exceeds 20% of the number of shares of the Company's common stock outstanding on the date of the agreement, pursuant to the requirements of the Nasdaq Stock Market, the Company's shareholders will be asked at the Company's annual meeting of shareholders on June 29, 2000 to approve the issuance of the shares. In the event that shareholder approval is not obtained, the Company will be required to pay the deficit in number of shares exceeding 20% in cash, with a deemed value of $5.00 per share.

         In a separate transaction, the Company has loaned the two principals of Dedicated an aggregate of $4.65 million. Interest on this loan accrues at a rate of 6.5% per annum and is payable only on the first and second anniversaries of the loan. On the third anniversary of the loan, all unpaid principal and interest are due in full. The principals may elect to repay the loans by giving back to the Company shares of the Company's common stock, with these shares deemed to have a value of $5.00 per share. In the event that the value of the shares at such date exceeds $5.00 per share, the Company and the principals will share the excess on a 50/50 basis.

         To provide certain of the funds for the loans, the Company has completed the sale of 4,300 shares of its convertible Series B preferred stock to seven accredited investors for an aggregate of $4.3 million. These shares accrue a semi-annual dividend of 6%. The shares are immediately convertible into shares of the Company's common stock at a conversion price equal to the lesser of (1) 90% of the market price (as defined) on the conversion date or (2) $4.00 per share. In no event can the conversion price be less then $1.00 if the Company meets certain specified financial performance requirements.

         As part of the acquisition, the two principals of Dedicated have executed employment agreements to remain as President and Chief Executive Officer and Executive Vice President and Chief Operating Officer of DTSI Acquisition, respectively.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL SCHEDULES AND EXHIBITS.

(a)      Financial Statements of Business Acquired.

         It is impractical to provide the required financial statements for Dedicated at the date of the filing of this Form 8-K. The required financial statements will be provided as soon as practicable, but not later than 60 days after the date on which this Form 8-K must be filed.

(b)      Pro Forma Financial Information.

         It is impractical to provide the required pro forma financial information at the date of the filing of this Form 8-K. The required pro forma financial information will be provided as soon as practicable but no later than 60 days after the date on which this Form 8-K must be filed.

(c)      Exhibits.


         Item No.          Exhibit Description

         2.1               Agreement and Plan of Merger dated May 17, 2000 by and among the Company, DTSI Acquisition, Inc., Dedicated Transportation
                           Services, Inc. and the stockholders of Dedicated*

         10.1              Convertible Preferred Stock and Warrants Purchase Agreement
                           for the purchase of Convertible Series B Preferred Stock

         10.2              Promissory Note dated May 17, 2000 by Serra/Martin Living
                           Trust to the Company

         10.3              Promissory Note dated May 17, 2000 by Mark Kapper to the
                           Company

         10.4              Stock Pledge Agreement dated May 17, 2000 by and between the
                           Company and Mark Kapper

         10.5              Stock Pledge Agreement dated May 17, 2000 by and between the
                           Company and Serra/Martin Living Trust

         10.6              Proceeds Agreement dated May 17, 2000 by and among the Company and the stockholders of Dedicated


* Pursuant to Item 601 (b)(2) of Regulation S-K, the Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PROFESSIONAL TRANSPORTATION GROUP
                                           LTD., INC.


                                           By:  /s/ Dennis A. Bakal
                                           -------------------------------------
                                                Dennis A. Bakal
                                                Chief Executive Officer
Dated:  May 18, 2000


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                                  EXHIBIT INDEX



         Exhibit
         Number                                     Exhibit Name
         -------                                    ------------

         2.1               Agreement and Plan of Merger dated May 17, 2000 by and among the Company, DTSI Acquisition, Inc., Dedicated Transportation
                           Services, Inc. and the stockholders of Dedicated*

         10.1              Convertible Preferred Stock and Warrants Purchase Agreement
                           for the purchase of Convertible Series B Preferred Stock

         10.2.             Promissory Note dated May 17, 2000 by Serra/Martin Living
                           Trust to the Company

         10.3.             Promissory Note dated May 17, 2000 by Mark Kapper to the
                           Company

         10.4.             Stock Pledge Agreement dated May 17, 2000 by and between the
                           Company and Mark Kapper

         10.5.             Stock Pledge Agreement dated May 17, 2000 by and between the
                           Company and Serra/Martin Living Trust

         10.6.             Proceeds Agreement dated May 17, 2000 by and among the Company and the stockholders of Dedicated


         * Pursuant to Item 601 (b)(2) of Regulation S-K, the Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.